General Release of All Claims and Indemnity Agreement
              -----------------------------------------------------


     KNOW ALL MEN BY THESE PRESENTS that Robert J. Marty, William F. Marty III and MPI Media Productions International, Inc., a New York corporation ("MPI") (hereinafter, collectively, "Releasor"), for the sole consideration of one dollar ($1.00), the receipt and sufficiency whereof is hereby acknowledged, does hereby release and forever discharge eContent, Inc., a Delaware corporation (hereinafter "Releasee"), from any and all claims, demands, damages, actions, causes of action, suits or liens of whatsoever kind or nature which Releasor ever had, or now has, against the Releasee, for or on account of any losses or damages allegedly resulting from actions or inactions of the Releasee, whether known or unknown, including, without limitation, any and all claims, demands, damages, restitutions, actions, causes of action, shareholder, corporate derivative and other suits or liens now existing or hereafter arising that Releasor may have in connection with or with respect to (i) that certain Stock Purchase Agreement dated as of May 25, 2000 (the "Stock Purchase Agreement"), by and among MPI, Robert J. Marty and the Releasee, as amended (whether asserted under or pursuant to the Stock Purchase Agreement, any other document, instrument, contract or agreement, or otherwise), and (ii) any and all other documents, agreements, instruments and certificates executed or contemplated in connection therewith or relating thereto (all such documents, together with the Stock Purchase Agreement, collectively, the "Agreements"). Further, the Releasor and the Releasee hereby acknowledge and agree that the Stock Purchase Agreement, and any and all other documents, agreements, instruments and certificates executed or contemplated in connection therewith or relating thereto (collectively, the "Stock Purchase Documents"), have been terminated and are of no further force or effect.

     The Releasor hereby further agrees that it shall not support or encourage, and it shall not cause others to support or encourage, any claims or lawsuits of any third party against the Releasee in connection with any of the Agreements, and that in the event that any such claims or lawsuits occur, that such claims and lawsuits shall be subject to the provisions of this General Release of all Claims and Indemnity Agreement. The Releasor and the Releasee acknowledge and agree that this paragraph shall not preclude the Releasor from asserting any claims against Releasee for any breach or non-performance under that certain Programming Agreement, dated the date hereof, by and among Robert J. Marty, MPI and the Releasee, and that certain Share Purchase Warrant between the Releasee and Robert J. Marty.

     The undersigned agrees that this Release and Indemnity Agreement includes, but is not limited to, any and all outstanding liens and assignments arising from this matter, including, but not limited to, any and all subrogation rights, whether by subrogation agreement, loan receipt or other form, attorney's fees, liens for attorney's fees and any and all other claims of whatsoever nature arising from the aforesaid Releasee and Releasor hereby stipulates and agrees to indemnify and hold harmless as hereinafter set forth, the Releasee from any and all losses or liabilities resulting from any such lien, assignment or claim.

     The undersigned further declares and represents that no promises or agreements not herein expressed have been made and this Release and Indemnity Agreement contains the entire agreement between the parties hereto and that the terms of this Release and Indemnity Agreement are contractual and not a mere recital.

     The undersigned hereby declares that the terms of this settlement have been completely read and are fully understood and voluntarily accepted for the purposes of making a full and final compromise settlement of any all claims, disputed or otherwise, for any injuries or damages, known or unknown, in the past, present, and future arising from the Agreements and the aforesaid actions or inactions.


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

     This Release may not be changed orally.

     IN WITNESS WHEREOF, the undersigned parties have caused this General Release of All Claims and Indemnity Agreement to be executed by its duly authorized representative on the date indicated below.

Dated:   December 7,  2001

                                     MPI Media Productions International, Inc.

                                     By:____________________


                                     -------------------------------------
                                     William F. Marty III



                                     -------------------------------------
                                     Robert J. Marty


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



STATE OF NEW YORK
COUNTY OF NEW YORK

     On December 7, 2001 before me personally came _____________, to me known, and known to me to be the __________ of MPI Media Productions International, Inc. which executed the foregoing General Release of All Claims and Indemnity Agreement, and duly he acknowledged to me that he executed same.

                                                      ---------------------
                                                      Notary Public

STATE OF NEW YORK
COUNTY OF NEW YORK

     On December 7, 2001 before me personally came William F. Marty III, to me known, and known to me who executed the foregoing General Release of All Claims and Indemnity Agreement, and duly he acknowledged to me that he executed same.



                                                       ---------------------
                                                       Notary Public

STATE OF NEW YORK
COUNTY OF NEW YORK

     On December 7, 2001 before me personally came Robert J. Marty, to me known, and known to me who executed the foregoing General Release of All Claims and Indemnity Agreement, and duly he acknowledged to me that he executed same.



                                                       ---------------------
                                                       Notary Public






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